                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                RULE 13a-14(b) AND 15d-14(b) OF THE EXCHANGE ACT

In connection with the Annual Report of NYFIX, Inc. (the "Company") on Form 10-K
for the  period  ending  December  31,  2004 as filed  with the  Securities  and
Exchange  Commission on the date hereof (the "Report"),  I, Mark R. Hahn,  Chief
Financial Officer of the Company, hereby certify,  pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, to
the best of my knowledge, that:

   (1)  The Report fully  complies  with the  requirements  of section  13(a) or
        15(d) of the Securities Exchange Act of 1934; and

   (2)  The information contained in the Report fairly presents, in all material respects,  the  financial  condition  and results of  operations  of the
        Company.

/s/ Mark R. Hahn
----------------------------------------------
Mark R. Hahn
Chief Financial Officer
June 28, 2005

A signed  original of this  written  statement  required by Section 906 has been provided to NYFIX, Inc. and will be retained by NYFIX, Inc. and furnished to the
Securities and Exchange Commission or its staff upon request.

This  certification  accompanies  this  Report  pursuant  to Section  906 of the
Sarbanes-Oxley  Act of 2002 and  shall not be deemed  filed by the  Company  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.